UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):
                      JANUARY 3, 2006 (DECEMBER 31, 2005)


                          AMERICAN PALLET LEASING, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                    000-29519                    33-0889194
(State of incorporation)      (Commission File No.)             (IRS Employer
                                                             Identification No.)


                  950 N. MILWAUKEE AVE #328, GLENVIEW IL 60015
          (Address, including Zip Code, of Principal Executive Offices)


       Registrant's telephone number, including area code: (980) 329-7350

                                 NOT APPLICABLE
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO OR MODIFICATION OF A MATERIAL DEFINITIVE AGREEMENT.

Effective December 31, 2005, the Company entered into a modification agreement ("Modification") of the note agreement (the "Note") with Brittany Capital Management Ltd. ("Brittany"). The Note had an original maturity of September 27, 2005, which was previously extended to December 31, 2005. Pursuant to the Modification, the terms of the Note are extended to March 31, 2006. Among the terms of the Modification, we are obliged to provide Brittany with an additional 1,000,000 shares as collateral to secure the loan, which collateral is being pledged by certain officers and directors. Brittany has the right to sell up to 240,000 shares of the collateral before March 31, 2006. In the event Brittany elects to sell such shares, it must reduce dollar for dollar the amount of principal and interest outstanding on the Note. In consideration of Brittany's agreement to extend the Note, the Company also agreed to re-price the warrants issued in respect of the Note to $0.07, and have re-set the discount on the Note from 15% to 20%.

A copy of the Modification Agreement is attached hereto as Exhibit 10.1.

ITEM 8.01. OTHER EVENTS.

Effective December 31, 2005, the Company entered into a modification agreement (the "Modification") of the note agreement (the "Note") with Brittany Capital Management Ltd. ("Brittany"). The Note had an original maturity of September 27, 2005, which was previously extended to December 31, 2005. Pursuant to the Modification, the terms of the Note are extended to March 31, 2006. Among the terms of the Modification, we are obliged to provide Brittany with an additional 1,000,000 shares as collateral to secure the loan, which collateral is being pledged by certain officers and directors. Brittany has the right to sell up to 240,000 shares of the collateral before March 31, 2006. In the event Brittany elects to sell such shares, it must reduce dollar for dollar the amount of principal and interest outstanding on the Note. In consideration of Brittany's agreement to extend the Note, the Company also agreed to re-price the warrants issued in respect of the Note to $0.07, and have re-set the discount on the Note from 15% to 20%.

A copy of the Modification Agreement is attached hereto as Exhibit 10.1.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  EXHIBITS.


10.1 Modification Agreement between the Company and Southridge Capital Management, LLC, dated December 23, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.


                                           AMERICAN PALLET LEASING, INC.
                                      By:  /s/James Crigler
                                           ----------------
                                           James Crigler,
                                           President and Chief Executive Officer

January 3, 2006